SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 16, 2003

                          BANK UNITED CORP. LITIGATION
                               CONTINGENT PAYMENT
                                  RIGHTS TRUST
               (Exact Name of Registrant as Specified in Charter)

Delaware                             0-32301                          76-6168223
(State or Other Jurisdiction      (Commission File              (I.R.S. Employer
 of Incorporation)                 Number)                   Identification No.)

3200 Southwest Freeway, Suite 1001, Houston, Texas                         77027
(Address of Principal Executive Offices)                              (Zip Code)


Registrant's telephone number, including area code: (713) 543-6958

                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)



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Item 5.   Other Events.

On February 23, 2004, the Bank United Corp. Litigation Contingent Payment Rights Trust issued the press release attached as Exhibit 99.1, which is hereby incorporated herein by reference. The press release relates to Plaintiffs' retention of counsel for certain matters relating to the possibility of seeking review before the Supreme Court, and, if warranted, to prepare and file a Petition for a Writ of Certiorari ("Petition"), and to Plaintiffs' application to Chief Justice of the Supreme Court William H. Rehnquist for an extension of time within which to file a Petition ("Application for Extension"). The Application for Extension is attached as Exhibit 99.2, and is hereby incorporated herein by reference. The description of the Application for Extension contained herein and in the press release is qualified in its entirety by reference to such Application.


Item 7.   Financial Statements and Exhibits.

              (c) The following exhibits are filed with this report:

          Exhibit Number                          Description

               99.1                Press Release issued February 23, 2004.

               99.2                February 23, 2004, Application for Extension.

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


                                   SIGNATURES
                                   ----------

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         BANK UNITED CORP. LITIGATION CONTINGENT
                                         PAYMENT RIGHTS TRUST


                                         By:  /s/ Jonathon K. Heffron
                                         Name:  Jonathon K. Heffron
                                         Title:  Litigation Trustee

Dated:   February 26, 2004

                                       3
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                                  Exhibit Index

Exhibit Number                                   Description

     99.1                        Press Release issued February 23, 2004.

     99.2                        February 23, 2004, Application for Extension.

                                       4